UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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POWERSHARES EXCHANGE-TRADED FUND TRUST POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST
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PowerShares Exchange-Traded Fund Trust
PowerShares India Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, Illinois 60187

February 25, 2010

Dear Shareholder:

I am writing to invite you to the special meeting of shareholders of PowerShares Exchange-Traded Fund Trust and PowerShares India Exchange-Traded Fund Trust (each, a "Trust" and together, the "Trusts") with respect to all of their portfolios (the "Funds") to be held at 3:00 p.m. (Central Time), Monday, March 22, 2010, at the offices of Invesco PowerShares Capital Management LLC ("PowerShares") at 301 West Roosevelt Road, Wheaton, Illinois 60187. At this meeting, you are being asked to vote on the following proposal and to transact such other business as may properly come before the meeting or any adjournments thereof:

1.  a.  For PowerShares Exchange-Traded Fund Trust, to elect seven (7) trustees to the Board of Trustees of the Trust.

b.  For PowerShares India Exchange-Traded Fund Trust, to elect nine (9) trustees to the Board of Trustees of the Trust.

The Board of Trustees of each Trust has approved and recommends that you vote FOR the proposal.

Please review and consider the enclosed materials carefully. Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the internet.

PowerShares has retained The Altman Group, a professional proxy solicitation firm, to assist in the solicitation of proxies. If we have not received your vote as the meeting date approaches, you may receive a call from them asking for your vote. Please call 1-800-884-5197 with any questions concerning the proxy.

Sincerely,

H. Bruce Bond
Chairman

Your vote is important regardless of the size of your holdings. Please vote today.

PowerShares Exchange-Traded Fund Trust
PowerShares India Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, Illinois 60187

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The special meeting of shareholders of each portfolio listed on Appendix A of the proxy statement (each, a "Fund" and collectively, the "Funds") of PowerShares Exchange-Traded Fund Trust and PowerShares India Exchange-Traded Fund Trust (each, a "Trust" and together, the "Trusts") will be held at 3:00 p.m. (Central Time), Monday, March 22, 2010, at the offices of Invesco PowerShares Capital Management LLC ("PowerShares") at 301 West Roosevelt Road, Wheaton, Illinois 60187.

At the meeting, shareholders will be asked to consider and vote upon the following proposal and to consider and act upon any other business which may properly come before the meeting or any adjournments thereof:

1.a.  For PowerShares Exchange-Traded Fund Trust, to elect seven (7) trustees to the Board of Trustees of the Trust.

b.  For PowerShares India Exchange-Traded Fund Trust, to elect nine (9) trustees to the Board of Trustees of the Trust.

The Board of Trustees of each Trust has approved and recommends that you vote FOR the proposal.

Only shareholders of record of a Fund as of the close of business on February 1, 2010 are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

All shareholders of the Funds are cordially invited to attend the meeting. In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the meeting. You may vote easily and quickly by mail, telephone or through the internet. To vote by mail, please complete and mail your proxy card(s) in the enclosed postage-paid return envelope. To vote by telephone, please call the toll-free number located on your proxy card(s) and follow the recorded instructions, using your proxy card(s) as a guide. To vote through the internet, go to the internet address provided on your proxy card(s) and follow the instructions, using your proxy card(s) as a guide. You may revoke your proxy at any time prior to the meeting.

By Order of the Board of Trustees of each Trust,

Bruce T. Duncan
Secretary

February 25, 2010

PowerShares Exchange-Traded Fund Trust
PowerShares India Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, Illinois 60187

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To be held on March 22, 2010

This proxy statement is being furnished by the Boards of Trustees (each, a "Board" and together, the "Boards") of PowerShares Exchange-Traded Fund Trust and PowerShares India Exchange-Traded Fund Trust (each, a "Trust" and together, the "Trusts") in connection with the solicitation of proxies to be voted at the special meeting of shareholders of each portfolio of the Trusts listed on Appendix A (each, a "Fund," and collectively, the "Funds") to be held on Monday, March 22, 2010, at 3:00 p.m. (Central Time) at the offices of Invesco PowerShares Capital Management LLC ("PowerShares") at 301 West Roosevelt Road, Wheaton, Illinois 60187 or any adjournments thereof. The Notice of Special Meeting, this proxy statement and the proxy card(s) are expected to be mailed to shareholders on or about February 25, 2010.

Proposal/Shareholders Entitled to Vote

As of February 1, 2010, the number of shares of each Fund of each Trust outstanding and entitled to vote at the meeting is set forth in Appendix A. Each full share will be entitled to one vote at the meeting and each fraction of a share will be entitled to the proportionate fractional vote. The proposal to be voted on (the "Proposal") and the shareholders who may vote on it are provided below:

Proposal	Shareholders Entitled to Vote
1.a. For PowerShares Exchange-Traded Fund Trust, to elect seven (7) trustees to the Board of the Trust.	Shareholders of all Funds of PowerShares Exchange-Traded Fund Trust.

1.b. For PowerShares India Exchange-Traded Fund Trust, to elect nine (9) trustees to the Board of the Trust.	Shareholders of PowerShares India Portfolio.

Shareholders of the Funds of each Trust will vote together to elect the trustees to the Board of that Trust. The failure to approve the Proposal by one Trust will not affect the approval by the other Trust.

Proxies

If you do not expect to be present at the meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card. If your proxy is properly returned, shares represented by it will be voted at the meeting in accordance with your instructions for each Proposal on which you are entitled to vote. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to a Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the internet or by attending and voting in person at the meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the meeting and vote your shares or revoke a previous proxy at the meeting, you must request a legal proxy from the bank, broker-dealer or other third-party intermediary.

If your proxy has not been revoked, the shares represented by the proxy will be cast at the meeting and any adjournments thereof. Attendance by a shareholder at the meeting does not, in itself, revoke a proxy.

The Board of each Trust has approved and recommends that you vote FOR the proposal.

PROPOSAL
ELECTION OF TRUSTEES

Shareholders of the Funds of each Trust are being asked to elect the nominees to its Board as shown in the table below. Messrs. Todd J. Barre and Kevin M. Carome currently serve as members of the boards of trustees of PowerShares Exchange-Traded Fund Trust II and PowerShares Actively Managed Exchange-Traded Fund Trust (the "Active Trust"), both of which are advised by PowerShares; however, they will not serve as trustees of the Trusts until elected by their respective shareholders. An Independent Trustee recommended Mr. Barre as a nominee. The parent of PowerShares recommended Mr. Carome as a nominee. All of the other nominees currently serve as trustees of the applicable Trusts. At a meeting held on January 27, 2010, the Board of each Trust approved increasing the size of such Board and, upon the recommendation of the Nominating and Governance Committee of each Board, nominated the nominees for election to such Board.

Trust	Nominees
PowerShares Exchange-Traded Fund Trust	Independent Trustees: Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Philip M. Nussbaum and Donald H. Wilson Non-Independent Trustees: H. Bruce Bond and Kevin M. Carome

PowerShares India Exchange-Traded Fund Trust	Independent Trustees: Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Philip M. Nussbaum and Donald H. Wilson
Non-Independent Trustees: H. Bruce Bond, Kevin M. Carome, Kapil Dev Joory and Graeme J. Proudfoot

If all of the nominees are elected, the Board of each Trust will consist of five trustees who are not considered to be "interested persons" of the Trusts as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). The Board of PowerShares Exchange-Traded Fund Trust also will consist of two trustees who are considered to be "interested persons" of the Trusts as defined in the 1940 Act (the "Non-Independent Trustees"), because of their affiliation with PowerShares. The Board of PowerShares India Exchange-Traded Fund Trust also will consist of four Non-Independent Trustees, three of whom are "interested persons" because of their affiliation with PowerShares and one who has been designated as "interested" because of his business relationship with PowerShares.

The Independent Trustee nominees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the open-end exchange-traded fund trusts for which PowerShares serves as investment adviser (the "Fund Family") overseen by the Independent Trustee nominees and other directorships, if any, held by the Independent Trustee nominees are shown below. The information in the following table is as of February 1, 2010.

Name, Address and Age of Independent Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (52) YQA Capital Management, LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2003** 2008***	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	102	None

Name, Address and Age of Independent Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Todd J. Barre (52) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	N/A	Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	102	None

Marc M. Kole (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006** 2008***	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	102	None

Philip M. Nussbaum (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003** 2008***	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (2004-Present); formerly, Managing Director, Communication Institute (2002-2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (1994-1999)	102	None

Name, Address and Age of Independent Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Donald H. Wilson (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006** 2008***	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	102	None

*  This is the period for which the trustee began serving the Trusts. Each trustee serves an indefinite term, until his successor is elected.

**  For PowerShares Exchange-Traded Fund Trust

***  For PowerShares India Exchange-Traded Fund Trust

The Non-Independent Trustee nominees and the executive officers of the Trusts, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Family overseen by the Non-Independent Trustee nominees and the other directorships, if any, held by the Non-Independent Trustee nominees, are shown below. The information in the following table is as of February 1, 2010, unless otherwise indicated.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Non- Independent Trustee	Other Directorships Held by Non- Independent Trustee
H. Bruce Bond (46) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2003** 2007***	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	102	None

Kevin M. Carome (53) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	N/A	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Aim Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	102	None

Kapil Dev Joory (57) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2009***	Director, International Financial Services Limited (international tax and business advisory services) (1993-Present)	1	Director of various global business companies

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Non- Independent Trustee	Other Directorships Held by Non- Independent Trustee
Graeme J. Proudfoot (45) c/o London Office, Invesco Ltd. 30 Finsbury Square London, EC2A 1AG United Kingdom	Trustee	Since 2008***	Head of Specialist Funds Division, Invesco Ltd. (1999-Present); Head of London Office, Invesco Ltd. (2007-Present)	1	Director, Invesco UK Limited, Invesco Asset Management Limited and various other group companies (1999-Present)

Name, Address and Age of Executive Officer	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (35) Invesco Aim Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, Texas 77046	President	Since 2009****	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (55) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006** 2008*** and Secretary Since 2008****	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly, Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Benjamin Fulton (48) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009****	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Name, Address and Age of Executive Officer	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Peter Hubbard (28) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009****	Vice President of Portfolio Management—Invesco PowerShares Capital Management LLC (2007-Present); formerly, Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (52) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009****	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Kevin R. Gustafson (44) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004** 2008***	General Counsel, Invesco PowerShares Capital Management LLC (2004-Present); formerly, Chief Compliance Officer, Invesco PowerShares Capital Management LLC (2004-2008)

*  This is the period for which the trustee/officer began serving the Trusts. Each trustee serves an indefinite term, until his successor is elected. Each officer of PowerShares India Exchange-Traded Fund Trust, serves an indefinite term, until his successor is elected. Each officer of PowerShares Exchange-Traded Fund Trust serves one-year terms, until his successor is elected.

**  For PowerShares Exchange-Traded Fund Trust

***  For PowerShares India Exchange-Traded Fund Trust

****  For each Trust

Responsibilities of Each Board

The primary responsibility of each Board is to represent the interests of the applicable Fund(s) and to provide oversight of the management of such Fund(s). During the fiscal year ended April 30, 2009, the Board of PowerShares Exchange-Traded Fund Trust met six times. During the fiscal year ended October 31, 2009, the Board of PowerShares India Exchange-Traded Fund Trust held five meetings.

Each Board has an Audit Committee, consisting of all of that Board's Independent Trustees. Each Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2009 or October 31, 2009, as applicable, the Audit Committee of PowerShares Exchange-Traded Fund Trust held five meetings and the Audit Committee of PowerShares India Exchange-Traded Fund Trust held four meetings.

Each Board also has a Nominating and Governance Committee consisting of all of that Board's Independent Trustees. Each Board has adopted a written charter of the Nominating and Governance Committee, which is attached as Appendix B. Each Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. Each Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below. During the fiscal year ended April 30, 2009 or October 31, 2009, as applicable, the Nominating and Governance Committee held four meetings.

Shareholders may send communications to the trustees of the Board overseeing their Funds by addressing the communications directly to such Board (or its individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for such Board (or its individual Board members). Shareholders may send the communications to either the applicable Trust's office or directly to such Board members at the address specified for each trustee. Other shareholder communications received by a Trust not directly addressed and sent to its Board will be reviewed and generally responded to by management. Such communications will be forwarded to such Board at management's discretion based on the matters contained therein.

Compensation of Trustees

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for his service as trustee (the "Retainer"). Effective May 1, 2009, the Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Prior to May 1, 2009, PowerShares Exchange-Traded Fund Trust and another trust in the Fund Family paid $155,000 of the Retainer, half of which was allocated pro rata among the funds of the trusts, and the other half of which was allocated among the funds of the trusts based on average net assets. PowerShares India Exchange-Traded Fund Trust paid $15,000 of the Retainer. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trusts also reimburse each trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings. The Non-Independent Trustees do not receive any compensation from the Funds for their service as trustees.

The Trusts have a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the trustee receives for serving on the Board throughout the year. Each eligible trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds in the Fund Family that are offered as investment options under the DC Plan. At the trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the trustee. The rights of an eligible trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The table below shows the compensation paid to the trustees for PowerShares Exchange-Traded Fund Trust's fiscal year ended April 30, 2009 and PowerShares India Exchange-Traded Fund Trust's fiscal year ended October 31, 2009.

Name of Trustee	Aggregate Compensation from PowerShares Exchange-Traded Fund Trust		Aggregate Compensation from PowerShares India Exchange- Traded Fund Trust		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid from Fund Family(1)
Ronn R. Bagge	$131,283		$7,997		N/A	$205,000
Todd J. Barre	$0	(2)	$0	(2)	N/A	$0	(2)
Marc M. Kole	$131,283		$7,997		N/A	$205,000
Philip M. Nussbaum	$123,327		$7,912		N/A	$195,000
Donald H. Wilson	$123,327		$7,912		N/A	$195,000
H. Bruce Bond	N/A		N/A		N/A	N/A
Kevin M. Carome	N/A		N/A		N/A	N/A
Kapil Dev Joory	N/A		N/A		N/A	N/A
Graeme J. Proudfoot	N/A		N/A		N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the funds of the trusts in the Fund Family as of October 31, 2009 before deferral by the trustees under the DC Plan. As of October 31, 2009, the values of the deferral accounts for Messrs. Bagge and Nussbaum pursuant to the DC Plan were $39,144 and $395,746, respectively.

(2)  Mr. Barre did not receive any compensation from the Trusts during their last fiscal years as he was not a member of the Boards during such fiscal years.

Share Ownership Information

The dollar range of shares beneficially owned in each Fund and in all Funds of the Trusts by each trustee as of December 31, 2009 is shown in Appendix C. Unless otherwise noted in Appendix C, as of February 1, 2010, no persons are known by the Trusts to own of record or beneficially more than 5% of a Fund's outstanding shares.

Required Vote

Trustees are elected by the affirmative vote of a plurality of shares present at the meeting, either in person or by proxy, and entitled to vote. This means that the seven nominees for PowerShares Exchange-Traded Fund Trust or nine nominees for PowerShares India Exchange-Traded Fund Trust who receive the largest number of votes will be elected as trustees. In the election of trustees, votes may be cast in favor or withheld.

Recommendation of the Board

The Board of each Trust recommends that shareholders vote FOR each of the nominees.

OTHER MATTERS

The Board of each Trust knows of no other matters that may come before the meeting, other than the proposals as set forth above. If any other matter properly comes before the meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP ("PwC") serves as the independent registered public accounting firm for the Funds. In its capacity as the independent registered public accounting firm, PwC audits each Fund's financial statements and reviews each Fund's federal and state annual income tax returns. PwC has confirmed that it is an independent registered public accounting firm and has advised the Trusts that it does not have any direct or material indirect financial interest in any Fund. Representatives of PwC are not expected to be present at the meeting.

PwC's Fees and Services

PowerShares Exchange-Traded Fund Trust

PwC billed aggregate fees for services rendered to PowerShares Exchange-Traded Fund Trust for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2009	Percentage of Services Approved for Fiscal Year End 2009 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2008	Percentage of Services Approved for Fiscal Year End 2008 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$1,268,000	N/A	$1,200,500	N/A
Audit-Related Fees(2)	$11,250	0%	$0	0%
Tax Fees(3)	$561,550	0%	$514,050	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$1,840,800	0%	$1,714,550	0%

PwC billed the Trust aggregate fees of $572,800 for the fiscal year ended April 30, 2009 and $514,050 for the fiscal year ended April 30, 2008, for non-audit services rendered to the Trust.

(1)  For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Trust's Audit Committee and approved by the Trust's Audit Committee prior to the completion of the audit.

(2)  Audit-Related Fees for the fiscal year ended April 30, 2009 include fees billed for reviewing certain registration statements, of which $6,000 was ratified by the Audit Committee following the rendering of such services.

(3)  Tax Fees for the fiscal year ended April 30, 2009 include fees billed for reviewing tax returns and providing tax consultation services for the PowerShares Dynamic Oil & Gas Services Portfolio. Tax Fees for the fiscal year ended April 30, 2008 include fees billed for reviewing tax returns.

PwC did not bill any fees for non-audit services rendered to PowerShares (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Trust for the fiscal years ended April 30, 2009 and April 30, 2008.

PowerShares India Exchange-Traded Fund Trust

PwC billed aggregate fees for services rendered to PowerShares India Exchange-Traded Fund Trust for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2009	Percentage of Services Approved for Fiscal Year End 2009 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Trust for Fiscal Year End 2008	Percentage of Services Approved for Fiscal Year End 2008 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$60,000	N/A	$70,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$10,625	0%	$16,200	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$70,625	0%	$86,200	0%

PwC billed the Trust aggregate fees of $10,625 for the fiscal year ended October 31, 2009 and $16,200 for the fiscal year ended October 31, 2008, for non-audit services rendered to the Trust.

(1)  For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Trust's Audit Committee and approved by the Trust's Audit Committee prior to the completion of the audit.

(2)  Tax Fees for the fiscal year ended October 31, 2009 include fees billed for reviewing tax returns and tax consultation services. Tax Fees for the fiscal year ended October 31, 2008 include fees billed for reviewing tax returns and tax consultation services.

PwC did not bill any fees for non-audit services rendered to PowerShares (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Trust for the fiscal years ended October 31, 2009 and October 31, 2008.

Audit Committee Pre-Approval Policies and Procedures

Each Board's Audit Committee has adopted policies and procedures by which certain services provided by the independent registered public accounting firm are pre-approved, and such policies and procedures are included herein as Appendix D.

In accordance with its pre-approval policies and procedures, each Audit Committee pre-approved all audit and tax services provided by PwC during the fiscal years ended April 30, 2009 and April 30, 2008 for PowerShares Exchange-Traded Fund Trust and October 31, 2009 and October 31, 2008 for PowerShares India Exchange-Traded Fund Trust .

SERVICE PROVIDERS

Administrator, Custodian, Transfer Agent and Fund Accounting Agent. The Bank of New York Mellon ("BONY"), located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for PowerShares Exchange-Traded Fund Trust. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, serves as the administrator, custodian, transfer agent and fund accounting agent for PowerShares India Exchange-Traded Fund Trust.

Mauritius Administrator. International Financial Services Limited, IFS Court at Twenty Eight, Cybercity, Ebene, Mauritius, serves as the administrator for PowerShares Mauritius, a wholly-owned subsidiary of PowerShares India Exchange-Traded Fund Trust.

Distributor. Invesco Aim Distributors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the distributor for the Funds.

Quorum

The holders of a majority of the outstanding shares of PowerShares Exchange-Traded Fund Trust entitled to vote and present in person or by proxy at the meeting shall constitute a quorum for such Trust. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of PowerShares India Exchange-Traded Fund Trust entitled to vote and present in person or by proxy at the meeting shall constitute a quorum for such Trust. Abstentions will be treated as shares present for purposes of determining the quorum. Abstentions will not, however, be counted as voting on any proposal as to which the abstention applies. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposal in favor of adjournment and for any votes withheld, the proxies will vote against adjournment.

Expenses

The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies to be voted at the meeting, including reimbursement to brokerage firms and others for their reasonable expenses in communicating with, and forwarding proxy solicitation materials to, the person(s) for whom they hold shares of the Funds, will be borne by PowerShares for each of PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares India Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares NXQ Portfolio and PowerShares S&P 500 BuyWrite Portfolio. For the other Funds, such expenses will be borne by each Fund provided that such Fund's total operating expenses do not exceed the Fund's expense cap shown in Appendix E. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Trusts, who will not be paid for these services. The Trusts also have engaged a proxy solicitation firm, The Altman Group, to solicit proxies by mail or by telephonic, telegraphic or oral communications. The Altman Group also has been engaged to solicit proxies for the Active Trust. The cost for such solicitation on behalf of the Trusts and the Active Trust is not expected to exceed in the aggregate $2 million, plus out-of-pocket expenses. Fund specific solicitation costs shall be borne by the applicable funds. Other general solicitation costs shall be allocated 50% pro rata among the funds of the trusts, and 50% among the funds of the trusts based on average net assets.

Copies of the Funds' most recent annual reports and, for Funds of PowerShares Exchange-Traded Fund Trust, semi-annual reports are available without charge upon request to the Trusts c/o Invesco PowerShares Capital Management LLC at 301 West Roosevelt Road, Wheaton, Illinois 60187, on the Funds' website at www.InvescoPowerShares.com or by calling Invesco PowerShares Capital Management LLC at 1-800-983-0903.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 22, 2010

The proxy statement and other proxy materials are available at www.proxyvote.com.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trusts generally are not required to hold annual meetings of shareholders and the Trusts generally do not hold shareholder meetings in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act or the Trusts' charter documents.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trusts hereafter called should send the proposal to the Secretary of the Trusts at the Trusts' principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or presented at the meeting because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

By Order of the Board of Trustees of each Trust,

Bruce T. Duncan
Secretary

February 25, 2010

APPENDIX A

The Funds in each Trust and the number of shares of each Fund of each Trust outstanding and entitled to vote at the meeting as of the close of business on February 1, 2010 are set forth below.

PowerShares Exchange-Traded Fund Trust

Fund Name	# of Shares Outstanding
PowerShares Aerospace & Defense Portfolio	7,400,000
PowerShares Buyback Achievers Portfolio	1,700,000
PowerShares Cleantech Portfolio	6,500,000
PowerShares Dividend Achievers Portfolio	9,550,000
PowerShares DWA Technical Leaders Portfolio	6,900,000
PowerShares Dynamic Banking Portfolio	1,800,000
PowerShares Dynamic Basic Materials Sector Portfolio	1,600,000
PowerShares Dynamic Biotechnology & Genome Portfolio	11,050,000
PowerShares Dynamic Building & Construction Portfolio	4,500,000
PowerShares Dynamic Consumer Discretionary Sector Portfolio	750,000
PowerShares Dynamic Consumer Staples Sector Portfolio	1,550,000
PowerShares Dynamic Energy Exploration & Production Portfolio	3,550,000
PowerShares Dynamic Energy Sector Portfolio	1,200,000
PowerShares Dynamic Financial Sector Portfolio	1,100,000
PowerShares Dynamic Food & Beverage Portfolio	3,850,000
PowerShares Dynamic Healthcare Sector Portfolio	3,850,000
PowerShares Dynamic Healthcare Services Portfolio	850,000
PowerShares Dynamic Industrials Sector Portfolio	1,300,000
PowerShares Dynamic Insurance Portfolio	1,200,000
PowerShares Dynamic Large Cap Growth Portfolio	18,200,000
PowerShares Dynamic Large Cap Portfolio	1,750,000
PowerShares Dynamic Large Cap Value Portfolio	20,500,000
PowerShares Dynamic Leisure and Entertainment Portfolio	1,200,000
PowerShares Dynamic MagniQuant Portfolio	1,600,000
PowerShares Dynamic Market Portfolio	6,750,000
PowerShares Dynamic Media Portfolio	6,900,000
PowerShares Dynamic Mid Cap Growth Portfolio	7,400,000
PowerShares Dynamic Mid Cap Portfolio	1,150,000
PowerShares Dynamic Mid Cap Value Portfolio	3,050,000
PowerShares Dynamic Networking Portfolio	1,550,000
PowerShares Dynamic Oil & Gas Services Portfolio	10,900,000
PowerShares Dynamic OTC Portfolio	950,000
PowerShares Dynamic Pharmaceuticals Portfolio	3,100,000
PowerShares Dynamic Retail Portfolio	900,000
PowerShares Dynamic Semiconductors Portfolio	2,300,000
PowerShares Dynamic Small Cap Growth Portfolio	2,550,000

A-1

Fund Name	# of Shares Outstanding
PowerShares Dynamic Small Cap Portfolio	1,000,000
PowerShares Dynamic Small Cap Value Portfolio	5,300,000
PowerShares Dynamic Software Portfolio	2,950,000
PowerShares Dynamic Technology Sector Portfolio	1,650,000
PowerShares Dynamic Telecommunications & Wireless Portfolio	1,250,000
PowerShares Dynamic Utilities Portfolio	2,050,000
PowerShares Financial Preferred Portfolio	92,050,000
PowerShares FTSE NASDAQ Small Cap Portfolio	100,000
PowerShares FTSE RAFI US 1000 Portfolio	11,400,000
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	3,900,000
PowerShares Global Listed Private Equity Portfolio	20,300,000
PowerShares Golden Dragon Halter USX China Portfolio	19,050,000
PowerShares High Yield Equity Dividend Achievers Portfolio	14,000,000
PowerShares International Dividend Achievers Portfolio	27,450,000
PowerShares Lux Nanotech Portfolio	5,600,000
PowerShares NASDAQ Internet Portfolio	600,000
PowerShares NASDAQ-100 BuyWrite Portfolio	400,000
PowerShares NXQ Portfolio	100,000
PowerShares S&P 500 BuyWrite Portfolio	7,550,000
PowerShares Value Line Industry Rotation Portfolio	1,200,000
PowerShares Value Line Timeliness Select Portfolio	6,050,000
PowerShares Water Resources Portfolio	77,850,000
PowerShares WilderHill Clean Energy Portfolio	70,100,000
PowerShares WilderHill Progressive Energy Portfolio	2,450,000
PowerShares Zacks Micro Cap Portfolio	4,750,000
PowerShares Zacks Small Cap Portfolio	1,300,000
Total Shares Outstanding for PowerShares Exchange-Traded Fund Trust	541,350,000

PowerShares India Exchange-Traded Fund Trust

Fund Name	# of Shares Outstanding
PowerShares India Portfolio	17,200,000

A-2

APPENDIX B

POWERSHARES FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.  PURPOSE

The Nominating and Governance Committee is a committee of the Board of Trustees of the Fund. Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board's Governance Guidelines and Procedures.

II.  COMPOSITION

The Nominating and Governance Committee shall be comprised of three or more board members1 as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating and Governance Committee. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

The members and Chairman of the Nominating and Governance Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.  MEETINGS

The Nominating and Governance Committee shall meet annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Nominating and Governance Committee shall:

A.  Board Nominations and Functions

1.  Identify and recommend individuals for director membership on the Board. The principal criterion for selection of candidates is their ability

1 Since the Fund is organized as a Massachusetts business trust or a Delaware statutory trust, all references to "directors" or "board members" shall be deemed to mean "trustees."

to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

(a)  The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)  Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)  Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)  Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.  Review the Board's Governance Guidelines and Procedures annually and recommend changes, if any, to the Board.

3.  Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.  Review annually Independent Director compensation and recommend any appropriate changes to the Independent Directors as a group.

5.  Coordinate with legal counsel to the Independent Directors an annual evaluation of the performance of the Board.

6.  Oversee the development and implementation by the Board's investment adviser and legal counsel for the Independent Directors of a program for the orientation of new Independent Directors and ongoing education for Independent Directors.

B.  Committee Nominations and Functions

1.  Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.  Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.  Other Powers and Responsibilities

1.  Review this Charter annually and recommend changes, if any, to the Board.

2.  Monitor the performance of legal counsel employed by the Fund and by the Independent Directors, and be responsible for the supervision of counsel to the Independent Directors.

3.  Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

4.  Perform any other activities consistent with this Charter, the Fund's Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate.

5.  Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Nominating and Governance Committee deems necessary or appropriate.

Adopted:  December 16, 2005 (PowerShares Exchange-Traded Fund Trust) April 20, 2007 (PowerShares Exchange-Traded Fund Trust II) February 22, 2008 (PowerShares India Exchange-Traded Fund Trust) March 20, 2008 (PowerShares Actively Managed Exchange-Traded Fund Trust)

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APPENDIX C

The dollar range of shares beneficially owned in each Fund and in all Funds by each trustee as of December 31, 2009 is shown in the following table.

Name of Independent Trustee	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in Fund Family
Ronn R. Bagge	PowerShares DWA Technical Leaders Portfolio PowerShares Financial Preferred Portfolio PowerShares India Portfolio	$10,001-$50,000 $50,001-$100,000 $10,001-$50,000	over $100,000

Todd J. Barre	None	None	None

Marc M. Kole	PowerShares Dynamic Energy Sector Portfolio PowerShares Dynamic Market Portfolio PowerShares Dynamic Utilities Portfolio PowerShares Water Resources Portfolio	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	over $100,000

Philip M. Nussbaum**	PowerShares Dynamic MagniQuant
Portfolio
PowerShares Dynamic Market Portfolio
PowerShares Dynamic OTC Portfolio
PowerShares Financial Preferred Portfolio
PowerShares FTSE RAFI 1000 Portfolio
PowerShares Golden Dragon Halter USX
China Portfolio
PowerShares International Dividend
Achievers Portfolio
PowerShares Water Resources Portfolio
PowerShares WilderHill Clean Energy
Portfolio
	PowerShares Zacks Micro Cap Portfolio	$50,001-$100,000 over $100,000 $10,001-$50,000 $50,001-$100,000 over $100,000 $50,001-$100,000 over $100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	over $100,000

Donald H. Wilson	PowerShares Dynamic Large Cap Growth Portfolio PowerShares Dynamic Large Cap Value Portfolio PowerShares Dynamic Mid Cap Portfolio PowerShares Dynamic Small Cap Portfolio	over $100,000 over $100,000 over $100,000 $10,001-$50,000	over $100,000

* Dollar range of shares owned in any Fund that is not identified in this table is "None."

** The dollar range of shares shown includes shadow shares of certain funds in which Mr. Nussbaum is deemed to be invested pursuant to the DC Plan.

Name of Non- Independent Trustee	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in Fund Family
H. Bruce Bond	PowerShares S&P 500 BuyWrite Portfolio
PowerShares NASDAQ-100 BuyWrite
Portfolio
PowerShares Lux Nanotech Portfolio
PowerShares International Dividend
Achievers Portfolio
PowerShares Golden Dragon Halter USX
China Portfolio
PowerShares FTSE RAFI US 1500 Small-
Mid Portfolio
PowerShares Financial Preferred Portfolio
PowerShares WilderHill Clean Energy
Portfolio
PowerShares Dynamic Pharmaceuticals
Portfolio
PowerShares Dynamic OTC Portfolio
PowerShares Dynamic MagniQuant
Portfolio
PowerShares Dynamic Large Cap Value
Portfolio
PowerShares Dynamic Large Cap Growth
Portfolio
PowerShares Dynamic Energy Sector
Portfolio
PowerShares India Portfolio	over $100,000

over $100,000
$10,001-$50,000

$50,001-$100,000

over $100,000

over $100,000
over $100,000

$10,001-$50,000

$10,001-$50,000
$50,001-$100,000

over $100,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000
		over $100,000	over $100,000

Kevin M. Carome	None	None	None

Kapil Dev Joory	None	None	None

Graeme J. Proudfoot	Powershares Global Listed Private Equity Portfolio	$1-$10,000	$1-$10,000

* Dollar range of shares owned in any Fund that is not identified in this table is "None."

Except as follows, as of December 31, 2009, the trustees and officers of each Trust, as a group, owned less than 1% of each Fund's outstanding shares. The following trustees and/or officers beneficially owned 1% or more of a Fund's outstanding shares as of December 31, 2009, as noted below.

Fund Name	Name of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares NASDAQ-100 BuyWrite Portfolio*	H. Bruce Bond	5,200	1.30%

PowerShares Dynamic MagniQuant Portfolio*	H. Bruce Bond	64,000	4.00%

* As of December 31, 2009, the trustees and officers of PowerShares Exchange-Traded Fund Trust (other than Mr. Bond), as a group, owned less than 1% of the Fund's outstanding shares.

Unless otherwise noted below, as of January 29, 2010, no persons are known by the Trusts to own of record or beneficially more than 5% of a Fund's outstanding shares.

PowerShares Exchange-Traded Fund Trust

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Aerospace & Defense Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	391,051	5.28%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	2,022,418	27.33%

	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	510,345	6.90%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	538,852	7.28%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	682,431	9.22%

PowerShares Buyback Achievers Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	174,928	10.29%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	140,758	8.28%

	American Enterprise Investment Services Inc., 2178 AXP Financial Center, Minneapolis, MN 55474	176,858	10.40%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	236,230	13.90%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	113,993	6.71%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Buyback Achievers Portfolio	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	86,470	5.09%

PowerShares Cleantech Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,163,142	17.89%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	396,232	6.10%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	495,195	7.62%

	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	859,770	13.23%

PowerShares Dividend Achievers Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	1,262,771	13.22%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	887,025	9.29%

	Morgan Stanley DW Inc., 1221 Avenue of the Americas, New York, NY 10020	504,778	5.29%

	Raymond, James & Associates, Inc., 880 Carilion Parkway, St. Petersburg, FL 33716	552,396	5.78%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,265,514	13.25%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	678,208	7.10%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dividend Achievers Portfolio	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	726,202	7.60%

	Robert W. Baird & Co., Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202	514,560	5.39%

PowerShares DWA Technical Leaders Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	587,512	8.51%

	Raymond, James & Associates, Inc., 880 Carilion Parkway, St. Petersburg, FL 33716	556,226	8.06%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	399,861	5.80%

	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	448,415	6.50%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	720,065	10.44%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	1,221,205	17.70%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	468,023	6.78%

PowerShares Dynamic Banking Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	176,611	9.81%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	443,930	24.66%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Banking Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	92,078	5.12%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	105,982	5.89%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	137,118	7.62%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	113,441	6.30%

PowerShares Dynamic Basic Materials Sector Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	219,402	13.71%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	137,966	8.62%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	87,453	5.47%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	126,231	7.89%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	468,102	29.26%

PowerShares Dynamic Biotechnology & Genome Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	1,028,015	9.30%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	1,143,152	10.35%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Biotechnology & Genome Portfolio	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	634,921	5.75%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,321,145	11.96%

	Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, PA 19103	576,363	5.22%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	692,375	6.27%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	936,616	8.48%

PowerShares Dynamic Building & Construction Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	581,555	12.92%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	398,690	8.86%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	1,412,813	31.40%

PowerShares Dynamic Consumer Discretionary Sector Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	50,370	6.72%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	95,401	12.72%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Consumer Discretionary Sector Portfolio	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	46,803	6.24%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	72,570	9.68%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	249,186	33.22%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	76,352	10.18%

PowerShares Dynamic Consumer Staples Sector Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	100,112	6.46%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	234,181	15.11%

	American Enterprise Investment Services Inc., 2178 AXP Financial Center, Minneapolis, MN 55474	99,694	6.43%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	187,302	12.08%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	292,382	18.86%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	78,772	5.08%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Energy Exploration & Production Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	311,142	8.76%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	189,763	5.35%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	492,611	13.88%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	388,285	10.94%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	452,619	12.75%

	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	183,805	5.18%

PowerShares Dynamic Energy Sector Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	181,438	15.12%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	81,652	6.80%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	128,481	10.71%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	102,128	8.51%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	203,583	16.97%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	77,888	6.49%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Financial Sector Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	77,322	7.03%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	193,045	17.55%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	70,986	6.45%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	113,652	10.33%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	64,798	5.89%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	185,052	16.82%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	144,960	13.18%

PowerShares Dynamic Food & Beverage Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	303,937	7.89%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	208,751	5.42%

	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	1,188,595	30.87%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	624,130	16.21%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Healthcare Sector Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	296,357	7.70%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	2,398,034	62.29%

PowerShares Dynamic Healthcare Services Portfolio	Morgan Stanley DW Inc., 1221 Avenue of the Americas, New York, NY 10020	65,602	7.72%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	60,701	7.14%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	48,976	5.76%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	306,765	36.09%

PowerShares Dynamic Industrials Sector Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	150,308	11.56%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	119,622	9.20%

	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	103,500	7.96%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	85,533	6.58%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Industrials Sector Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	81,505	6.27%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	277,573	21.35%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	90,285	6.95%

PowerShares Dynamic Insurance Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	106,499	8.87%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	74,080	6.17%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	507,769	42.31%

PowerShares Dynamic Large Cap Growth Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	1,523,475	8.37%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,303,816	7.16%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	1,932,691	10.62%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	4,293,304	23.59%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	2,939,570	16.15%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Large Cap Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	180,421	10.31%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	126,766	7.24%

	American Enterprise Investment Services Inc., 2178 AXP Financial Center, Minneapolis, MN 55474	309,806	17.70%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	387,479	22.14%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	170,792	9.76%

PowerShares Dynamic Large Cap Value Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	2,599,140	12.68%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,897,188	9.25%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	2,173,595	10.60%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	2,225,328	10.86%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	2,065,477	10.08%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Leisure and Entertainment Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	194,594	16.22%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	87,631	7.30%

	Bank of America, National Association, 100 North Tryon Street, Charlotte, NC 28255	71,589	5.97%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	134,059	11.17%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	164,971	13.75%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	67,504	5.63%

PowerShares Dynamic MagniQuant Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	340,177	21.26%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	120,403	7.53%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	105,542	6.60%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	151,048	9.44%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic MagniQuant Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	83,520	5.22%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	321,272	20.08%

PowerShares Dynamic Market Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	440,309	6.52%

	American Enterprise Investment Services Inc., 2178 AXP Financial Center, Minneapolis, MN 55474	1,303,290	19.31%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,047,621	15.52%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	720,669	10.68%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	436,001	6.46%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	397,283	5.89%

	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	4,592,012	66.55%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	443,124	6.42%

PowerShares Dynamic Mid Cap Growth Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	1,002,227	13.54%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Mid Cap Growth Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	722,688	9.77%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	811,719	10.97%

	Ameritrade, Inc., 4211 South 102nd Street, Omaha, NE 68127	425,118	5.74%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	406,184	5.49%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	870,886	11.77%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	563,631	7.62%

PowerShares Dynamic Mid Cap Portfolio	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	307,143	26.71%

	American Enterprise Investment Services Inc., 2178 AXP Financial Center, Minneapolis, MN 55474	80,159	6.97%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	116,956	10.17%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	170,031	14.79%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	69,914	6.08%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	96,425	8.38%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Mid Cap Value Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	258,295	8.47%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	200,532	6.57%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	258,885	8.49%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	489,163	16.04%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	383,154	12.56%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	161,933	5.31%

PowerShares Dynamic Networking Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	91,085	5.88%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	174,745	11.27%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	108,075	6.97%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	250,150	16.14%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	243,349	15.70%

	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	213,712	13.79%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Oil & Gas Services Portfolio	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	1,351,403	12.40%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,326,907	12.17%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	1,105,341	10.14%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	573,610	5.26%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,319,273	12.10%

PowerShares Dynamic OTC Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	121,089	12.75%

	American Enterprise Investment Services Inc., 2178 AXP Financial Center, Minneapolis, MN 55474	90,851	9.56%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	65,031	6.85%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	66,364	6.99%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	121,899	12.83%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	137,975	14.52%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Pharmaceuticals Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	431,332	13.91%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	177,637	5.73%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	183,774	5.93%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	261,762	8.44%

	RBC Dain Rauscher Inc., 60 S Sixth St., Minneapolis, MN 55402	155,011	5.00%

	Ameritrade, Inc., 4211 South 102nd Street, Omaha, NE 68127	221,192	7.14%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	387,340	12.49%

PowerShares Dynamic Retail Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	136,275	15.14%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	58,589	6.51%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	51,066	5.67%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	201,236	22.36%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	60,045	6.67%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Semiconductors Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	211,623	9.20%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	121,024	5.26%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	127,869	5.56%

	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	135,952	5.91%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	539,108	23.44%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	324,834	14.12%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	124,812	5.43%

PowerShares Dynamic Small Cap Growth Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	167,781	6.58%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	141,698	5.56%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	444,658	17.44%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	158,997	6.24%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Small Cap Growth Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	221,116	8.67%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	262,744	10.30%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	225,320	8.84%

PowerShares Dynamic Small Cap Portfolio	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	71,468	7.15%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	114,670	11.47%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	54,537	5.45%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	128,068	12.81%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	173,535	17.35%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	195,172	19.52%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	55,921	5.59%

PowerShares Dynamic Small Cap Value Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	419,122	7.91%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Small Cap Value Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	317,919	6.00%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	486,519	9.18%

	Ameritrade, Inc., 4211 South 102nd Street, Omaha, NE 68127	1,840,512	34.73%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	539,117	10.17%

PowerShares Dynamic Software Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	542,551	18.39%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	186,149	6.31%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	188,073	6.38%

	Ameritrade, Inc., 4211 South 102nd Street, Omaha, NE 68127	231,334	7.84%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	376,011	12.75%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	365,299	12.38%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	295,794	10.03%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Technology Sector Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	263,451	15.97%

	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	109,151	6.62%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	108,264	6.56%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	201,196	12.19%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	334,723	20.29%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	90,085	5.46%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	97,038	5.88%

PowerShares Dynamic Telecommunications & Wireless Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	70,165	5.61%

	Morgan Stanley DW Inc., 1221 Avenue of the Americas, New York, NY 10020	68,585	5.49%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	295,365	23.63%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	89,646	7.17%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	239,355	19.15%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Dynamic Telecommunications & Wireless Portfolio	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	142,071	11.37%

PowerShares Dynamic Utilities Portfolio	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	139,554	6.81%

	Raymond, James & Associates, Inc., 880 Carilion Parkway, St. Petersburg, FL 33716	135,283	6.60%

	Linsco/Private Ledger Corp., 2810 Coliseum Centre Drive, Charlotte, NC 28217	110,816	5.41%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	190,236	9.28%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	380,181	18.55%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	146,865	7.16%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	149,119	7.27%

PowerShares Financial Preferred Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	8,496,551	9.24%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	11,169,669	12.15%

	Morgan Stanley DW Inc., 1221 Avenue of the Americas, New York, NY 10020	6,085,282	6.62%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Financial Preferred Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	11,030,102	12.00%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	9,196,992	10.00%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	11,340,181	12.33%

PowerShares FTSE NASDAQ Small Cap Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	31,099	31.10%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	56,617	56.62%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	5,419	5.42%

PowerShares FTSE RAFI US 1000 Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	922,186	8.09%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	2,933,563	25.73%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,658,413	14.55%

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	289,044	7.41%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	199,272	5.11%

	American Enterprise Investment Services Inc., 2178 AXP Financial Center, Minneapolis, MN 55474	364,553	9.35%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	834,871	21.41%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	219,211	5.62%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	471,051	12.08%

PowerShares Global Listed Private Equity Portfolio	Ameritrade, Inc., 4211 South 102nd Street, Omaha, NE 68127	1,780,772	8.77%

	Wells Fargo Bank, National Association, 800 Walnut St., Des Moines, IA 50309	4,583,539	22.58%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,305,335	6.43%

	The Bank of New York, One Wall Street, New York, NY 10286	1,100,496	5.42%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	1,437,513	7.08%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Golden Dragon Halter USX China Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	2,981,151	15,49%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	1,247,737	6.48%

	Ameritrade, Inc., 4211 South 102nd Street, Omaha, NE 68127	1,387,437	7.21%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	986,392	5.12%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	2,574,714	13.38%

PowerShares High Yield Equity Dividend Achievers Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	1,443,000	10.31%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,397,010	9.98%

	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	833,064	5.95%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	1,227,387	8.77%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	1,693,833	12.10%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,189,930	8.50%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares International Dividend Achievers Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	4,380,132	15.96%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	2,897,235	10.55%

	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111	4,211,565	15.34%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	1,562,488	5.69%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	1,682,829	6.13%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,990,444	7.25%

PowerShares Lux Nanotech Portfolio	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	898,776	16.05%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	375,288	6.70%

	Goldman Sachs Execution & Clearing, L.P., 30 Hudson Street, Jersey City, NJ 07302	452,095	8.07%

	JPMorgan Chase Bank, National Association, 1111 Polaris Pky, Columbus, OH 43240	365,280	6.52%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	502,198	8.97%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Lux Nanotech Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	334,653	5.98%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	308,382	5.51%

PowerShares NASDAQ Internet Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	74,917	12.49%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	95,569	15.93%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	58,146	9.69%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	41,912	6.99%

	Raymond, James & Associates, Inc., 880 Carilion Parkway, St. Petersburg, FL 33716	30,572	5.10%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	100,311	16.72%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	31,093	5.18%

PowerShares NASDAQ-100 BuyWrite Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	30,477	7.62%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	85,940	21.49%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares NASDAQ-100 BuyWrite Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	35,972	8.99%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	93,764	23.44%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	46,417	11.60%

PowerShares NXQ Portfolio	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	6,767	6.77%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	26,876	26.88%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	11,103	11.10%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	38,113	38.11%

PowerShares S&P 500 BuyWrite Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,572,958	20.83%

	Linsco/Private Ledger Corp., 2810 Coliseum Centre Drive, Charlotte, NC 28217	426,404	5.65%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,221,522	16.18%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	1,163,174	15.41%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Value Line Industry Rotation Portfolio	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	179,018	14.92%

	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	86,328	7.19%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	61,469	5.12%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	187,301	15.61%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	131,479	10.96%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 Corporate Place, Piscataway, NJ 08854	120,422	10.04%

PowerShares Value Line Timeliness Select Portfolio	UBS Financial Services LLC, 1200 Harbor Blvd., Weehawken, NJ 07086	332,251	5.49%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	403,236	6.67%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	326,272	5.39%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	608,528	10.06%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	386,704	6.39%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Value Line Timeliness Select Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	322,266	5.33%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	1,811,177	29.94%

PowerShares Water Resources Portfolio	Bank of America, National Association, 100 North Tryon Street, Charlotte, NC 28255	5,750,328	7.39%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	7,883,509	10.13%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	5,236,453	6.73%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	8,153,207	10.47%

	Brown Brothers Harriman & Co., 525 Washington Ave, Jersey City, NJ 07302	5,003,636	6.43%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	4,242,766	5.45%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	4,553,172	5.85%

PowerShares WilderHill Clean Energy Portfolio	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	4,436,007	6.33%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	8,117,777	11.58%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares WilderHill Clean Energy Portfolio	Citibank, N.A., 333 W. 34th Street, New York, NY 10001	4,158,758	5.93%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	6,736,437	9.61%

PowerShares WilderHill Progressive Energy Portfolio	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	227,288	9.28%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	339,072	13.84%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	161,431	6.59%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	208,581	8.51%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	358,638	14.64%

	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	122,797	5.01%

PowerShares Zacks Micro Cap Portfolio	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399	340,706	7.10%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	366,643	7.64%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	500,088	10.42%

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares Zacks Micro Cap Portfolio	Ameritrade, Inc., 4211 South 102nd Street, Omaha, NE 68127	1,048,400	21.84%

	Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY 10001	293,387	6.11%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	261,826	5.45%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	326,281	6.80%

PowerShares Zacks Small Cap Portfolio	Goldman, Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	91,527	7.04%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	290,539	22.35%

	Merrill Lynch Professional, 4 Corporate Place, Piscataway, NJ 08854	95,205	7.32%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	65,283	5.02%

	First Clearing, LLC, 901 E. Byrd Street, Richmond, VA 23219	65,860	5.07%

	Linsco/Private Ledger Corp., 2810 Coliseum Centre Drive, Charlotte, NC 28217	167,712	12.90%

	Timber Hill LLC, 1 Pickwick Plaza, Greenwich, CT 06830	75,350	5.80%

PowerShares India Exchange-Traded Fund Trust

Fund Name	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
PowerShares India Portfolio	The Bank of New York, One Wall Street, New York, NY 10286	1,358,134	7.81%

	Brown Brothers Harriman & Co., 525 Washington Ave., Jersey City, NJ 07302	1,921,003	11.04%

	Charles Schwab & Co., Inc., 211 Main Street, San Francisco, CA 94105	1,280,344	7.36%

	National Financial Services LLC, 200 Liberty Street, New York, NY 10281	1,777,668	10.22%

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APPENDIX D

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As adopted by the Audit Committee of the PowerShares Funds (the "Funds")
June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committee of the Funds' (the "Audit Committee") Board of Trustees (the "Board") is responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.  Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.  The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.  Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.  Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.  Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds' Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

•  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•  Financial information systems design and implementation

•  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•  Actuarial services

•  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•  Management functions

•  Human resources

•  Broker-dealer, investment adviser, or investment banking services

•  Legal services

•  Expert services unrelated to the audit

•  Any service or product provided for a contingent fee or a commission

•  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•  Tax services for persons in financial reporting oversight roles at the Fund

•  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

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APPENDIX E

Fund Expense Caps

PowerShares Exchange-Traded Fund Trust and PowerShares have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") on behalf of each Fund of such Trust except FTSE NASDAQ Small Cap Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares NXQ Portfolio and PowerShares S&P 500 BuyWrite Portfolio. Pursuant to the Expense Agreement, PowerShares has agreed to waive a portion of its advisory fee and/or pay expenses to the extent necessary to prevent the annual operating expenses of each such Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend Achievers Portfolio, PowerShares Dividend Achievers Portfolio, and PowerShares International Dividend Achievers Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio; and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

E-1

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P-TRUST1-PROXY

FOUR EASY WAYS TO VOTE YOUR PROXY
INTERNET:	Go to www.proxyvote.com and follow the online directions.
TELEPHONE:	Please refer to the proxy card and follow the simple instructions.
MAIL:	Vote, sign, date and return your proxy by mail.
IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES [ ] PORTFOLIO (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the “Board”)
A PORTFOLIO OF POWERSHARES EXCHANGE-TRADED FUND TRUST	PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
(the “Trust”)	TO BE HELD MARCH 22, 2010

The undersigned hereby appoints Andrew Schlossberg, Benjamin Fulton and Bruce Duncan, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 22, 2010, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE.

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

*--+

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the proposal.

						WITHHOLD
						AUTHORITY
					FOR	FOR ALL	FOR ALL
					ALL	NOMINEES	EXCEPT*

1.	To elect seven (7) trustees to the Board of Trustees of the Trust				☐	☐	☐

	(1)	Ronn R. Bagge	(5)	Marc M. Kole
	(2)	Todd J. Barre	(6)	Philip M. Nussbaum
	(3)	H. Bruce Bond	(7)	Donald H. Wilson
	(4)	Kevin M. Carome

	*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

FOUR EASY WAYS TO VOTE YOUR PROXY
INTERNET:	Go to www.proxyvote.com and follow the online directions.
TELEPHONE:	Please refer to the proxy card and follow the simple instructions.
MAIL:	Vote, sign, date and return your proxy by mail.
IN PERSON:	Vote at the Special Meeting of Shareholders.

999 999 999 999 99

POWERSHARES INDIA PORTFOLIO (the “Fund”)	PROXY SOLICITED BY THE BOARD OF TRUSTEES (the “Board”)
A PORTFOLIO OF POWERSHARES EXCHANGE-TRADED FUND TRUST (the “Trust”)	PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 22, 2010

The undersigned hereby appoints Andrew Schlossberg, Benjamin Fulton and Bruce Duncan, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on March 22, 2010, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH NOMINEE.

NOTE:	If you vote by telephone or on the Internet, please do NOT return your proxy card.

Proxy must be signed and dated below.

Dated

Signature(s) (if held jointly)	(Sign in the Box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

*--+

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the proposal.

						WITHHOLD
						AUTHORITY
					FOR	FOR ALL	FOR ALL
					ALL	NOMINEES	EXCEPT*

1.	To elect nine (9) trustees to the Board of Trustees of the Trust				☐	☐	☐

	(1)	Ronn R. Bagge	(6)	Marc M. Kole
	(2)	Todd J. Barre	(7)	Philip M. Nussbaum
	(3)	H. Bruce Bond	(8)	Graeme J. Proudfoot
	(4)	Kevin M. Carome	(9)	Donald H. Wilson
	(5)	Kapil Dev Joory

	*To withhold your vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope.